Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 15. Income Taxes

For the nine months ended September 30, 2025, and September 30, 2024, the Company recorded income tax expense (benefit) of Nil and $ 71.5 thousand, respectively, primarily related to the corporate income tax obligations of our foreign operations.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets, which primarily consist of capitalized R&D expenses and net operating loss carry forwards. The Company has considered its history of cumulative net losses, estimated future taxable income and prudent and feasible tax planning strategies and has concluded that it is more likely than not that the Company will not realize the benefits of its deferred tax assets. As a result, as of December 31, 2024 and September 30, 2025, the Company has maintained a full valuation allowance against its net deferred tax assets.

Note 18. Income Taxes

The provision for income taxes consists of the following (in thousand):

	Year ended December 31,
	2024	2023
Current provision:
Federal	—
State	—	$9
Foreign	$42	$2
Total current provision	$42	$11
Deferred:
Federal	—	—
State	—	—
Foreign	$(11)	—
Total deferred provision	$(11)	—
Total provision for income taxes	$31	$11

Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below (in thousands):

	2024	2023
Deferred tax assets:
U.S. federal and state net operating loss carryforwards	3,608	2,698
Allowance for credit losses	232	108
Research and development	1,305	596
Amortization	—	5
Accrued expenses and other current liabilities	740	301
Stock-based compensation	273	590
Operating lease liability	119	7
Total deferred tax assets	6,277	4,305
Deferred tax liabilities
Amortization	(54)	—
Property and equipment, net (21) (15)	(13)	(21)
Operating lease right-of-use assets	(109)	(7)
Total deferred tax liabilities	(176)	(28)
Valuation allowance	(6,091)	(4,277)
Net deferred tax assets after valuation allowance	10	—

Income tax expense differs from the amount of income tax determined by applying the U.S. federal statutory income tax rate of 21% to pretax loss as a result of the following differences (in thousands):

	2024		2023
	Amount	Percentage	Amount	Percentage
Loss before income taxes	(15,352)		(6,751)
Federal tax at statutory rate	(3,224)	21%	(1,418)	21%
Foreign rate differential	20	-0.13%	38	-0.56%
State taxes, net of federal benefit	(357)	2.33%	(519)	7.69%
Permanent differences	132	-0.86%	11	-0.17%

	2024		2023
	Amount	Percentage	Amount	Percentage
Change in Fairvalue	1,282	-8.35%	122	-1.81%
Stock Based Compensation	450	-2.93%	36	-0.53%
Tax Credits	(62)	0.40%	—	—
Other	(43)	0.28%	(88)	1.30%
Change in valuation allowance	1,834	-11.94%	1,829	-27.09%
Provision for income tax	31	(0.20)	11	(0.16)

Under Internal Revenue Code Section 382 (“Section 382”), if a corporation undergoes an “ownership change,” the corporation’s ability to use its prechange net operating loss (“NOL”) carryforwards and other pre-change tax attributes to offset its post-change income may be limited. Generally, an ownership change occurs when certain shareholders increase their aggregated ownership by more than 50 percentage points over their lowest ownership percentage in a testing period (typically three years). The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since becoming a “loss corporation” as defined in Section 382. Future changes in stock ownership, which may be outside the Company’s control, may trigger an ownership change. In addition, future equity offerings or acquisitions that have an equity component of the purchase price could result in an ownership change. If an ownership change has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited.

The ultimate realization of deferred tax assets is dependent upon the generation of sufficient future taxable income during the periods in which those temporary differences become deductible. Management has considered all positive and negative evidence in connection with the realization of the deferred tax assets based on projected future taxable income and tax planning strategies. Based upon the level of projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not the Company will not realize the benefits of these deductible differences. Therefore, the Company continues to record a 100% valuation allowance against all deferred tax assets as of December 31, 2024 and 2023.

The valuation allowance for the year ending December 31, 2024 increased by $1,834.0 thousand.

As of December 31, 2024, the Company had federal net operating loss carryforward of approximately $11,377 thousand of which approximately $1,163 thousand will begin to expire in 2037 for federal tax purposes, and approximately $10,215 thousand in federal net operating loss carryforward can be carried forward indefinitely. While these federal NOLs do not expire, the Tax Cuts & Jobs Act of 2017 limits the amount of federal net operating loss utilized each year after December 31, 2017 to 80% of taxable income. As at December 31, 2024, the Company has state net operating loss carryforward of approximately $18,336 thousand that start expiring in 2026. In addition, the Company has foreign net operating loss carryforward of $1,596 thousand that start expiring in 2042.

The Company has identified unrecognized tax benefits and approximately $22.0 thousand and $22.0 thousand were recorded in the financial statements for the years ended December 31, 2024 and 2023. These amounts include interest and penalties and are recorded as a component of other (expense) income in the consolidated statements of operations and comprehensive loss.

Income tax returns are filed in the United States and various state jurisdictions. The Company is not currently under examination by income tax authorities in federal or state jurisdictions. Due to net operating loss carryforward, the Company’s returns remain open for all prior years.